
                    Computational Materials of Merrill Lynch

Deal:                          ContiMortgage Home Equity Loan Trust 1996-2
Size:                          $505,000,000 (Approx.)
Cut-Off Date:                  June 1, 1996
Exp. Pricing:                  Wk of May 13, 1996
Exp. Settlement:               Wk of June 18, 1996

                                         Ratings                              Exp Final         Legal Final
                     Amount           (Moody's/S&P)               WAL          Maturity           Maturity
To Maturity:
A-1               $29,000,000           Aaa/AAA                   0.52            6/97               7/97
A-2              $118,000,000           Aaa/AAA                   1.00            2/98               6/10
A-3               $54,000,000           Aaa/AAA                   2.01           11/98               4/11
A-4               $82,500,000           Aaa/AAA                   3.03            4/00               4/11
A-5               $21,500,000           Aaa/AAA                   4.04           10/00               4/11
A-6               $62,500,000           Aaa/AAA                   5.21           10/02               6/11
A-7               $43,000,000           Aaa/AAA                   7.42            4/05               2/15
A-8               $39,500,000           Aaa/AAA                  11.42            6/11               7/27
A-9               $55,000,000           Aaa/AAA                   4.63            1/20               7/27

To Call
A-7               $43,000,000           Aaa/AAA                   7.42            4/05               2/15
A-8               $39,500,000           Aaa/AAA                   8.83            4/05               7/27
A-9               $55,000,000           Aaa/AAA                   3.98            4/05               7/27

SELLER/
SERVICER:           ContiMortgage Corporation ("Seller and Servicer").  TRUSTEE:
                    Manufacturers and Traders Trust Company, a New York banking corporation.

UNDERWRITERS:       CS First Boston (Lead), Lehman Brothers (Co.), Merrill Lynch
                    (Co.).

ERISA: The Class A Certificates may be purchased by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended.

SMMEA: The Fixed Rate Class A Certificates will not be SMMEA eligible. The Adjustable Rate Class A-9 Certificates will be SMMEA eligible.

TAX STATUS:         The Trust will  elect to be  treated as a REMIC for  federal income tax purposes.


- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

INTEREST/
PRINCIPAL:          The 15th  day of each  month  (or if such  15th day is not a business day, the next succeeding business day),  commencing on July 15, 1996.
CREDIT
ENHANCEMENT:        Overcollateralization   plus  a  100%  guarantee  of  timely
                    interest and ultimate principal from MBIA.

OPTIONAL
REDEMPTION:      Less than 10% of the original pool balance outstanding.

Group 1 (Fixed Rate as of May 9, 1996):
- ----------------------------------------
Initial Home Equity Loan Principal Balance:         $334,201,562.56
Properties secured by 1st/2nd Liens:                93.10%/6.90%
Weighted Average Coupon:                            11.18%
Weighted Average CLTV:                              74.11%
Weighted Average Rem. Term:                         204 mos
Weighted Average Original Term:                     205 mos
Geographic Distribution:                            42 States and D.C.
States w/ >5% Concentrations:                       NJ-9.43%, NY-9.32%,
                                                    MI-9.16%, OH 8.46%,
                                                    PA 7.16%,IL-7.04%,
                                                    MD-5.50%
Balloons (30's due in 15):                          55.08%
Occupancy-
          Owner Occupied:                           96.07%
          Investor Owned:                           3.93%
Property Type-

          Condominium:                              0.42%
          Mixed use:                                0.44%
          Planned Unit Development                  0.38%
          Single Family Attached                    2.96%
          Single Family Detached                    87.40%

Group 2 (Adjustable Rate as of May 9, 1996):
- --------------------------------------------
Initial Home Equity Loan Principal Balance:         $52,461,557.01
Weighted Average Coupon:                            9.85%
Weighted Average Lifetime Cap:                      16.09%
Weighted Average Lifetime Floor:                    9.85%
Weighted Average Gross Margin:                      6.67%
Negative Amortization:                              None
Weighted Average Rem. Term:                         355 mos.
Weighted Average Original Term:                     356 mos
Properties secured by 1st Liens:                    100.00%
Weighted Average CLTV:                              74.77%
Geographic Distribution:                            32 States and D.C.
States w/ >5% Concentrations:                       MI-42.94%, IL-7.82%,
                                                    OH-6.61%, CA-6.15%
Balloons:                                           0.45%

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Occupancy-
          Owner Occupied:                           99.00%
          Investor:                                 1.00%
Property Type-
          Two-to-Four Family:                       3.27%
          Condominium:                              0.62%
          Planned Unit Development                  0.82%
          Single Family Attached                    0.69%
          Single Family Detached                    93.79%

       Distribution of Combined Loan-to-Value Ratios - Fixed Rate Group
                                                       Aggr. Princ.                  % of Contr Pool
                          # of Contr.                   Bal. Outst.                  by Outst. Princ.
                            as of                        as of                         Bal. as of
Loan-to-Value Ratio(1)      May 9                         May 9                           May 9
10.01 - 15.00                 12                          283,894.17                      0.09%
15.01 - 20.00                 32                          747,643.88                      0.22%
20.01 - 25.00                 38                          808,985.97                      0.24%
25.01 - 30.00                 63                        1,837,870.28                      0.55%
30.01 - 35.00                 82                        2,414,465.42                      0.72%
35.01 - 40.00                 66                        2,388,383.58                      0.72%
40.01 - 45.00                106                        4,739,377.98                      1.42%
45.01 - 50.00                240                        9,125,870.19                      2.73%
50.01 - 55.00                155                        8,415,331.53                      2.52%
55.01 - 60.00                270                       14,810,666.91                      4.43%
60.01 - 65.00                394                       23,861,446.52                      7.14%
65.01 - 70.00                573                       34,103,000.83                     10.20%
70.01 - 75.00                761                       50,115,658.41                     15.00%
75.01 - 80.00              1,421                       97,282,821.01                     29.11%
80.01 - 85.00                713                       53,561,667.44                     16.03%
85.01 - 90.00                317                       29,699,578.44                      8.89%
90.01 - 95.00                  1                            4,900.00                      0.00%
                               -                            --------                      ----

         Total             5,244                     $334,201,562.56                    100.00%
                           =====                      ==============                    ======

                  Cut-Off Date Coupon Rates - Fixed Rate Group
                                                      Aggr. Princ.                  % of Contr Pool
                         # of Contr.                   Bal. Outst.                  by Outst. Princ.
                           as of                        as of                         Bal. as of
Range of Rates             May 9                        May 9                           May 9
7.00% - 7.99%                21                        2,300,515.73                      0.69%
8.00% - 8.99%               219                       16,385,603.74                      4.90%
9.00% - 9.99%               889                       64,515,942.35                     19.30%
10.00% - 10.99%           1,311                       94,456,882.36                     28.26%
11.00% - 11.99%           1,137                       74,200,779.83                     22.20%
12.00% - 12.99%             786                       43,768,171.01                     13.10%
13.00% - 13.99%             432                       21,073,871.65                      6.31%
14.00% - 14.99%             277                       10,948,038.98                      3.28%
15.00% - 15.99%             115                        4,762,290.86                      1.42%
16.00% - 16.99%              34                          961,009.24                      0.29%
17.00%+                      23                          828,456.81                      0.25%
                             --                          ----------                      ----
         Total            5,244                     $334,201,562.56                    100.00%
                          =====                      ==============                    ======

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


         Distribution of Remaining Terms to Maturity - Fixed Rate Group
                                                    Aggr. Princ.                  % of Contr Pool
                       # of Contr.                   Bal. Outst.                  by Outst. Princ.
Months Remaining to      as of                         as of                         Bal. as of
Maturity                 May 9                         May 9                           May 9
0 - 120                    214                        6,177,581.48                      1.85%
121 - 180                3,540                      231,292,045.86                     69.20%
181 - 240                1,158                       70,706,655.07                     21.16%
241 - 300                   12                          771,032.67                      0.23%
301 - 360                  320                       25,254,247.48                      7.56%



- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

STRUCTURE:
The Home Equity Loans will be divided into two Loan Groups and the property of the Trust will include, among other items, the two Loan Groups. Loan Group 1 will consist of fixed rate loans and Loan Group 2 will consist of adjustable rate loans indexed to 6 Month LIBOR. The trust will issue the following classes of certificates:

The Fixed Rate Group 1 Certificates backed by cash flows from Loan Group 1:

The Class A-1 Certificates will receive payments of principal from the Fixed Rate Group 1 Collateral according to a fixed amortization schedule. Payments of principal from the Fixed Rate Group 1 Collateral in excess of the Class A-1 schedule will be allocated to the Class A-2 Certificates. Once the Class A-1 Certificates have been paid down in full, the Class A-2 Certificates will receive all payments of principal until retired. Once the Class A-2 Certificates have been paid down in full, the Class A-3 Certificates will receive all payments of principal until retired. Once the Class A-3 Certificates have been paid down in full, the Class A-4 Certificates will receive all payments of principal until retired. Once the Class A-4 Certificates have been paid down in full, the Class A-5 Certificates will receive all payments of principal until retired. Once the Class A-5 Certificates have been paid down in full, the Class A-6 Certificates will receive all payments of principal until retired. Once the Class A-6 Certificates have been paid down in full, the Class A-7 Certificates will receive all payments of principal until retired. Once the Class A-7
Certificates have been paid down in full, the Class A-8 Certificates will receive all payments of principal until retired.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The Adjustable Rate Group 2 Certificates backed by cash flows from Loan Group 2:

The Adjustable Rate Certificates will receive payments of principal from Loan Group 2 concurrently with the Fixed Rate Certificates' receipt of payments of principal from Loan Group 1.

FIXED RATE CERTIFICATE PRICING PREPAYMENT ASSUMPTION:

With respect to the Fixed Rate Certificates, a 100% Prepayment Assumption assumes conditional prepayment rates (CPR) of 4.6% per annum of the then outstanding principal balance of the Home Equity Loans in Group I in the first month of the life of the mortgage loans and an additional 1.67325% per annum each month thereafter until the twelfth month. Beginning in the thirteenth month and in each month thereafter during the life of the mortgage loans 100% Prepayment Assumption assumes a conditional prepayment rate of 23% per annum each month.

This is analogus to 115% PPC which represents 115% of ContiMortgage's historical prepayment curve (100% PPC = 4% CPR in month 1 increasing 1.455% CPR to 20% CPR in month 12).

FIXED RATE CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-1 WAL (yrs.)                        1.37           0.52           0.52           0.52            0.52          0.52
Class A-1 Exp. Beg. Am.                        1              1              1              1               1             1
Class A-1 Exp. End. Am.                       41             12             12             12              12            12

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-2 WAL (yrs.)                        9.19           1.75           1.26           1.00            0.84          0.73
Class A-2 Exp. Beg. Am.                       41              1              1              1               1             1
Class A-2 Exp. End. Am.                      161             36             26             20              17            15

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-3 WAL (yrs.)                       14.48           3.68           2.59           2.01            1.65          1.41
Class A-3 Exp. Beg. Am.                      161             36             26             20              17            15
Class A-3 Exp. End. Am.                      178             53             37             29              23            20


- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this  information  if you  have not  received  and  reviewed  the statement.  If you have not received  the  statement,  call your  Merrill  Lynch account executive for another copy.

                                        6

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-4 WAL (yrs.)                       14.83           5.67           3.96           3.03            2.45          2.05
Class A-4 Exp. Beg. Am.                      178             53             37             29              23            20
Class A-4 Exp. End. Am.                      178             86             60             46              37            30

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-5 WAL (yrs.)                       14.83           7.59           5.31           4.04            3.24          2.69
Class A-5 Exp. Beg. Am.                      178             86             60             46              37            30
Class A-5 Exp. End. Am.                      178             97             68             52              41            34

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-6 WAL (yrs.)                       14.93           9.71           6.85           5.21            4.16          3.44
Class A-6 Exp. Beg. Am.                      178             97             68             52              41            34
Class A-6 Exp. End. Am.                      180            140             99             76              60            50

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-7 WAL (yrs.)                       16.31          13.41           9.72           7.42            5.92          4.87
Class A-7 Exp. Beg. Am.                      180            140             99             76              60            50
Class A-7 Exp. End. Am.                      221            178            138            106              85            70

(NO CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-8 WAL (yrs.)                       22.57          15.46          13.82          11.42            9.28          7.64
Class A-8 Exp. Beg. Am.                      221            178            138            106              85            70
Class A-8 Exp. End. Am.                      350            239            206            180             176           146

(10% CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-7 WAL (yrs.)                       16.31          13.41           9.72           7.42            5.92          4.87
Class A-7 Exp. Beg. Am.                      180            140             99             76              60            50
Class A-7 Exp. End. Am.                      221            178            138            106              84            68

(10% CLEAN-UP CALL)
SCENARIO                                       1              2              3              4               5             6
                                               -              -              -              -               -             -
% Prepay Assumpt.                             0%            50%            75%           100%            125%          150%
Class A-8 WAL (yrs.)                       21.11          14.83          11.74           8.83            6.99          5.66
Class A-8 Exp. Beg. Am.                      221            178            138            106              84            68
Class A-8 Exp. End. Am.                      276            178            141            106              84            68


- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE CERTIFICATE PRICING PREPAYMENT ASSUMPTION:

Prepayment Scenarios:
- ---------------------
Scenario 1:   0% Constant prepayment rate.
Scenario 2:   6% Constant prepayment rate.
Scenario 3:  12% Constant prepayment rate.
Scenario 4 (Pricing): 18% Constant prepayment rate.
Scenario 5:   24% Constant prepayment rate.
Scenario 6:   30% Constant prepayment rate.

ADJUSTABLE RATE CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO (1)                                   1                 2             3              4              5          6
                                               -                 -             -              -              -          -
CPR                                           0%                6%           12%            18%            24%        30%
Class A-8 WAL (yrs.)                       21.61             11.25          6.82           4.63           3.41       2.65
Class A-8 Exp. Beg. Am.                        1                 1             1              1              1          1
Class A-8 Exp. End. Am.                      356               353           337            283            220        174
                                            2/26             11/25          7/24           1/20          10/14      12/10

(10% CLEAN-UP CALL)
SCENARIO                                       1                 2             3              4              5        6
                                               -                 -             -              -              -        -
CPR                                           0%                6%           12%            18%            24%        30%
Class A-8 WAL (yrs.)                       19.55              9.00          5.74           3.98           2.99       2.35
Class A-8 Exp. Beg. Am.                        1                 1             1              1              1          1
Class A-8 Exp. End. Am.                      276               178           141            106             84         68
                                            6/19              4/11          3/08           4/05           6/03       2/02

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

         The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

         Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


- --------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.